                                                                   EXHIBIT 10.27


                                     LEASE

                                 JULY 26, 1995

                                     from

                        COMMERCIAL BUILDING ASSOCIATES

                                      to

                             NEUROGEN CORPORATION

                                     LEASE

   THIS INSTRUMENT IS A LEASE, dated as of July 26, 1995, in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in the Building located at 15 Northeast Industrial Road, Branford, Connecticut. The parties to this instrument hereby agree as follows:

                                   ARTICLE I

                          Reference Data and Exhibits
                          ---------------------------

1.1 DATA
    ----

LANDLORD         Commercial Building Associates
                 31 Business Park Drive
                 Branford, Connecticut 06405
                 A Connecticut General Partnership

TENANT           Neurogen Corporation
                 35 Northeast Industrial Road
                 Branford, Connecticut 06405

ADDITIONAL RENT  Those amounts to be paid by Tenant to Landlord under Section
                 3.4 of this Lease in addition to Basic Rent.

ANNUAL BASIC RENT
Initial Term             Per Square Foot     Annual Rent  Monthly Rent
-------------            ---------------     -----------  ------------

Lease Years 1 - 5           $5.25            $126,000.00    $10,500.00
Lease Years 6 - 10          $6.30             151,200.00     12,600.00

Extended Term
-------------
Lease Years 11 - 15         $7.00             168,000.00     14,000.00
Lease Years 16 - 20         $7.75             186,000.00     15,500.00

If the Term shall commence or end on a date other than the first day of a calendar month, the Monthly Basic Rent for such months shall be prorated.

APPURTENANT
RIGHTS Appurtenant Rights are the (i) the right in common with other tenants of the Building to use the sidewalks and parking, loading and other common areas of the Property, (ii) the right to construct and maintain an enclosed walkway between adjoining premises of the Tenant and the Building; and (iii) the exclusive use of at least 63 parking spaces in the parking lot.

BUILDING
RENTABLE AREA      Thirty-nine Thousand (39,000) net rentable square feet.

COMMENCEMENT
DATE               As defined in Section 3.2 of this Lease.

DEFAULT An event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default as forth in Article XII of this Lease.

EXTENDED TERM      The ten (10) year Term following The Initial Term as provided for in Section 2.3 of this Lease.

FULL INSURABLE
VALUE Actual replacement cost of the Building and other improvements on the Property, including the costs of demolition and debris removal.

INITIAL TERM       The period commencing on the Commencement Date and expiring on the last day of the tenth (10th) Lease Year (the
                   "Expiration Date," as the same may be extended pursuant to
                   Section 2.3 of this Lease).

LEASE YEAR         Lease Year shall mean the period from the Commencement Date to the expiration of the first full twelve (12) calendar month period of the Term of this Lease and each succeeding twelve (12) month period for the Term of this Lease and any Extended Term. If the Commencement Date is not the first date of a calendar month, the first Lease Year shall be twelve
                   (12) months plus the remaining portion of the partial month of the Commencement Date.

LEGAL
REQUIREMENTS       All statutes, codes, ordinances, rules, regulations, orders, judgments, or decrees of governments, authorities, agencies, officials, and officers, which now or at any time hereafter may be applicable to the Property or any part of it.

NET AWARD          Any insurance proceeds or condemnation award payable in
                   connection with any damage, destruction, or Taking, less the costs, fees and expenses incurred in the collection thereof.
OPERATING AND
TAX EXPENSES       The aggregate of the Operating Expenses and Taxes.

OPERATING
EXPENSES The aggregate costs reasonably incurred by Landlord with respect to the Casualty Insurance and Utilities (unless separately metered to a tenant) for the Property.

OPERATING YEAR     Each calendar year in which any part of the Term of the Lease shall fall.

PERMITTED USES     Use of the Premises for the purposes of a research, office and manufacturing facility and for any and all other uses permitted aS of right or otherwise by applicable zoning regulations.

PREMISES That portion of the Building consisting of Spaces B, C and D and in the aggregate containing Twenty-four Thousand (24,000) rentable square feet (the "Premises Rentable Area"), calculated in accordance with the Measurement Method as described hereinafter), together with a certain portion of the land area which is agreed to be located as shown on Exhibit B annexed hereto, together with the Appurtenant Rights.

PREMISES
RENTABLE AREA      Twenty-four Thousand (24,000) rentable square feet as
                   measured in accordance with the Measurement Method and as set forth hereinabove under the definition of "Premises".

PROPERTY The parcel of land known as 15 Northeast Industrial Road, Branford, Connecticut as described on Exhibit A, together with the Building and other improvements situated thereon.

RESTORATION        The restoration, replacement, or rebuilding of the Premises or any portion thereof as nearly as practicable to its value, condition, and character immediately prior to damage, destruction, or Taking or at the Commencement Date, as Tenant may elect.

TAKING A taking of all or any part of the Property, or any interest or right accruing thereto, as a result of or in lieu of or in anticipation of the exercise of the right of condemnation or eminent domain pursuant to any laws general or special, or by reason of the temporary requisition of the use or occupancy of the Property or any part thereof, by any governmental authority.

TAX EXPENSES       The real estate taxes assessed with respect to the Property and/or any other tax if the same replaces the current method of assessment of real estate taxes in whole or in part or is additionally imposed on the Property and is generally applicable to owners of similar properties (specifically excepting herefrom any tax associated with income from said property imposed on Landlord), together with all personal property taxes levied upon equipment, machinery, devices, apparatus, implements and all other articles of personal property which are affixed to the Building and utilized in connection with the operation thereof but which may be taxed as personalty by the Town of Branford, including, for example, security cameras and console monitors, energy management computing system equipment and other similar items of personalty.

TENANT'S
PROPORTIONATE
SHARE That fraction, the numerator of which is the Premises Rentable Area and the denominator of which is the Building Rentable Area which the parties agree is 0.615.

TENANT'S SHARE
OF OPERATING AND
TAX EXPENSES       Tenant's Proportionate Share of the amount of the Operating and Tax Expenses.

TERM The period commencing on the Commencement Date and expiring at 5:00 p.m. on the Expiration Date. The Term shall include any Extended Term if Tenant exercises its extension option as provided for in Article II hereof.

1.2 Effect of Reference to Data or Defined Words. Each reference in this Lease
    --------------------------------------------
to any of the titles or defined words contained in Section 1.1 shall be construed to incorporate the data stated under that title and the definition.

1.3 Exhibits. The exhibits listed below in this Section are incorporated in this
    --------
Lease by reference and are to be construed as a part of this Lease.

EXHIBIT A    Plan showing the Premises and the Property
EXHIBIT B    Schedule of Insurance
EXHIBIT C    Preliminary Scope of Tenant's Improvements
EXHIBIT C-1  Tenant's Improvements Subject to Removal

EXHIBIT D    Purchase Option Agreement
EXHIBIT E    Subordination, Non-Disturbance and Attornment
             Agreement and Insurance Proceeds Agreement
EXHIBIT F    Notice of Lease and Purchase Option


                                  ARTICLE II
                                  ----------

                               Premises and Term
                               -----------------

2.1 Premises. Landlord hereby demises and leases to Tenant and Tenant hereby
    --------
leases from Landlord for the Term, upon the terms, covenants, conditions and provisions of this Lease, the Premises. The Tenant has examined the Premises, and accepts them in their present condition and without any representations on the part of the Landlord or its agents as to the present or future condition of the Premises, except as otherwise expressly set forth herein.

2.2 Initial Term. TO HAVE AND TO HOLD for the Initial Term beginning on the
    ------------
Commencement Date and continuing for the balance of the Initial Term.

2.3 Option to Extend. Tenant shall have the right and option to extend this
    ----------------
Lease for one (1) period of ten (10) years (the "Extended Term"), by delivering notice in writing to Landlord of its exercise thereof not less than one (1) year prior to the expiration of the Initial Term, provided that both at the time of such exercise of this option and at the expiration of the Initial Term, Tenant is not then in material default in the performance or observance of any of the covenants, agreements, terms, provisions or conditions contained herein and on its part to be performed. The Extended Term shall commence on the date immediately succeeding the Expiration Date of the Initial Term.

    All of the covenants, agreements, terms, provisions and conditions of this Lease shall apply during said Extended Term, it being understood that the Annual Fixed Rent for said Extended Term shall be as set forth above. The "Lease Term" shall refer to the original term and, if the option is exercised, the Extended Term.

                                  ARTICLE III
                                  -----------

                                     Rent
                                     ----

3.1 Payment of Rent. Commencing on the Commencement Date hereof, Tenant
    ---------------
covenants and agrees to pay Annual Basic Rent and Additional Rent to Landlord at the address of Landlord shown above or such other place as Landlord may by notice in writing to Tenant from time to time direct, as shown below.

3.2 Commencement Date. The Commencement Date hereunder shall be a date ten (10)
    -----------------
days following the date on which the Tenant receives notice from Landlord that Space B, C or D is available for delivery to the Tenant, broom clean and free and clear of all tenancies and occupants, which date for delivery of the entire Premises shall in no event be later than one hundred twenty (120) days from the date of this Lease. The Basic Rent and Additional Rent shall be prorated based on the relative square footage of each space delivered until the entire Premises shall be delivered to the Tenant.

3.3 Basic Rent. Tenant covenants and agrees to pay to the Landlord as Basic Rent
    ----------
for the Premises the Annual Basic Rent, in equal monthly payments, in advance on the first day of each month (the "Rent Payment Dates") during the Term.

3.4 Additional Rent. Tenant shall pay as Additional Rent to Landlord, Tenant's
    ---------------
Share of Operating and Tax Expenses.

    (a) Additional Rent for Taxes. Additional Rent for Tenant's Proportionate
        -------------------------
Share of Tax Expenses shall be paid by Tenant to Landlord in two (2) installments; fifty percent (50%) of the amount due shall be paid on each July 15th and the balance on the next succeeding January 15th. Tenant's
Proportionate Share of other municipal assessments or charges shall be paid to the Landlord fifteen (15) days prior to the date payment by the Landlord is due to the government. Tenant shall have the right, at Tenant's sole cost and expense, to contest the real estate taxes and other assessments made by the Town of Branford against the Property and Landlord agrees to fully cooperate with Tenant in any appeal at no cost or expense to Landlord. Any reduction obtained by Tenant as a result of any appeal of any amount previously paid to Landlord shall be repaid to Tenant by Landlord.

    (b) Additional Rent for Casualty Insurance. Landlord covenants and agrees
        --------------------------------------
that during the term of this Lease it shall provide and keep in force fire and extended coverage insurance on the Property for the Full Insurable Value thereof (the "Casualty Insurance") and shall be responsible for payment of all premiums for the same, based on the insurance rates imposed for a basic general purpose office and industrial building. Additional Rent for Tenant's Proportionate Share of Casualty Insurance shall be paid within fifteen (15) days of presentation of the bill by Landlord, together with any increased premium costs based solely on Tenant's use of the Premises. The parties shall investigate the benefits of other insurance policy arrangements.

    (c) Additional Rent for Utilities and Charges therefor. Tenant agrees to
        --------------------------------------------------
pay, as Additional Rent, directly to the authority charged with the collection thereof, all charges for water, gas, electricity, telephone and other utilities used or consumed in the Premises. Tenant shall make its own arrangements for such utilities and Landlord shall be under no obligation to furnish any utilities to the Premises and shall not be liable for any interruption or failure in the supply of any such utilities to the Premises, nor shall any interruption or failure entitle Tenant to an abatement of rent. If a charge shall be made from time to time by the public authority having jurisdiction of the Premises for the use of the sanitary system, Tenant shall pay Tenant's Proportionate Share of the same.

3.5 Late Payment of Rent. In the event a payment due by the Tenant hereunder is
    --------------------
not made within ten (10) days after receipt by Tenant of notice from Landlord given following the due date, interest at the rate of eight percent (8%) per annum shall accrue on such payment until the date of payment.

3.6 Prepaid Rent. Two (2) months Annual Basic Rent (a total of $21,200.00) shall
    ------------
be payable upon the execution of this Lease. The payment shall be applied to the final two months of the Initial Term.

                                  ARTICLE IV
                                  ----------

                         Construction of Improvements
                         ----------------------------

4.1 Tenant's Improvements. The parties acknowledge that the Tenant will need to
    ---------------------
make and construct extensive improvements, additions and alterations to the Premises. The preliminary scope of these improvements is shown on Exhibit C. The Tenant reserves the right to alter and amend the scope and design of these initial improvements as Tenant in its sole discretion deems appropriate, and nothing contained herein shall obligate Tenant to make any addition, alteration or improvement to the Building. The Tenant shall be permitted at any time during the Term to make improvements, additions and alterations to the Premises and the Building, whether structural or otherwise as the Tenant in its sole and exclusive discretion shall determine without the consent or prior approval of the Landlord, provided only that all such work shall be done in accordance with the provisions of section 4.3 hereof.

4.2 Retention of Improvements. Except as provided in section 5.1, no Tenant's
    -------------------------
improvements, alterations or additions need be removed and the Tenant will be allowed to leave all such improvements, alterations or additions in place upon termination or expiration of this Lease.

    If Tenant elects to remove any of Tenant's improvements, alterations or additions, it shall repair any resulting damage to the Premises in a good and workmanlike manner. All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by Tenant solely at its expense in the Premises ("Tenant's Removable Property") shall remain the property of Tenant and may be removed by Tenant at any time prior to expiration of this Lease, provided that Tenant, at its expense, shall repair any damage to the Premises caused by such removal.

4.3 Tenant's Work. Tenant agrees that it will perform all alterations,
    -------------
additions or improvements to be done by Tenant ("Tenant's Work"), in a good and workmanlike manner, using materials of good quality, in accordance with all applicable governmental requirements. Tenant shall be responsible, at its own cost and expense, for the obtaining of all approvals and permits required in connection therewith. Tenant agrees to cause such contractors employed by Tenant to carry Workmen's Compensation Insurance in accordance with statutory requirements and Comprehensive Public Liability Insurance covering such contractors on or about the Premises in amounts at least equal to the limits set forth in Exhibit B hereto and to submit certificates evidencing such coverage to Landlord upon request.

                                   ARTICLE V
                                   -------
                            Removal of Improvements
                            -----------------------

5.1 It is contemplated that the Tenant may exercise its option to purchase the Property of which the Premises is a part. In the event, however, that the Tenant does not purchase the Property, the Premises might not be readily rentable at the end of the Initial or Extended Term, because of its then configuration, and it might be necessary to require that certain of Tenant's improvements be removed.

    It would be inequitable to require either the Landlord or the Tenant to restore the Premises to its condition on the Commencement Date of this Lease. The parties therefore agree that when the Landlord regains possession of the Premises for any reason, if after reasonable efforts the Landlord is not able to rent any portion of the Premises at a reasonable rental to another tenant because of the presence of certain improvements installed by Tenant as shown on Exhibit C-1, then the Landlord shall have the right to require the Tenant to remove the improvements shown on Exhibit C-1 within a reasonable time after being requested to do so, at the Tenant's own expense.

    The parties agree to create Exhibit C-1 at such time as Tenant shall have finalized its initial improvement plans and to thereafter amend Exhibit C-1 at such times as other improvements are to be constructed on the Premises by the Tenant to include those improvements which the parties may agree are a potential impediment to releasing of the Premises.

                                  ARTICLE VI
                                  ----------

                             Intentionally Omitted
                             ---------------------

                                  ARTICLE VII
                                  -----------
                             Additional Covenants
                             --------------------

7.1 Affirmative Covenants of Tenant. Tenant covenants at its expense at all
    -------------------------------
times during the Lease Term and such further time as Tenant occupies the Premises or any part thereof and agrees:

   (a) Use. To use the Premises only for the Permitted Uses.
       ---
   (b) Maintenance. To keep the Premises in its entirety in good order and
       -----------
condition (except for ordinary wear and tear or damage caused by casualty or a Taking) and shall make all repairs and take all other action necessary or appropriate to keep and maintain the Premises in good order, repair and condition. Landlord will not be liable for any labor, services, or materials furnished or to be furnished to the Premises or any part thereof, other than for removal of ice and snow from parking areas and for grounds maintenance. No mechanics' or other liens for any such labor or materials shall attach to or affect the interest of Landlord in and to the Premises.

    (c) To make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority and arising because of Tenants use of ths Premises; to keep the Premises equipped with all safety appliances so required because of such use; to procure any licenses and permits required for any such use; to pay all municipal or state taxes assessed against personal property of any kind owned by or placed in, upon or about the Premises by Tenant; and to comply with the orders and regulations of all governmental authorities required because of such use. Tenant may defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives Landlord assurance reasonably satisfactory to Landlord against any loss, cost or expense on account thereof.

    (d) Perfomance and Payment for Tenant's Work and other Work. To pay
        -------------------------------------------------------
promptly when due the entire cost of any work to the Premises undertaken by Tenant and to bond against or discharge any liens for labor or materials within ten (10) days after written request by Landlord; to procure all necessary permits before undertaking such work; and to do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements.

    (e) Landlord's Right to Enter. To permit Landlord and its agents upon
        ------------------------
reasonable notice to examine and enter the Premises at reasonable times. Landlord agrees to use its best efforts to minimize any interference with Tenant's operations at the Premises resulting from any such entry.

   (f) Personal Property at Tenant's Risk. That all of the furnishings,
       ----------------------------------
fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be maintained on the Premises at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except if due to the gross negligence or willful misconduct of the Landlord.

   (g) Payment of Landlord's Cost of Enforcement. To pay on demand Landlord's
       -----------------------------------------
reasonable and necessary out-of-pocket expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease after the expiration of any grace period or cure period provided for in this Lease.

    (h) Yield Up. At the expiration of the Lease Term or earlier termination of
        --------
this Lease and subject to the provisions of this agreement and except as otherwise provided for in section 5.1 hereof, to remove all trade fixtures, personal property, and additions made by Tenant, to repair any damage caused by such removal, and yield up the Premises, broom clean and in the same good order and repair in which Tenant is obligated to keep and maintain the Premises by the provisions of this Lease, reasonable wear and tear and damage by casualty excepted. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises.

7.2 Negative Covenants of Tenant. Tenant covenants at all times during the Lease
    ----------------------------
Term and such further time as Tenant occupies the Premises or any part thereof:

    (a) Assignment and Subletting. Not to assign, transfer, mortgage or pledge
        -------------------------
this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the occupancy of the Premises by anyone other than Tenant without first having made, executed and delivered an assignment agreement by the assignee and a guaranty of performance agreement by the Tenant, all in such form as may be reasonably required by the Landlord. Each subsequent tenant and each such assignee shall be and remain primarily liable jointly and severally with the original Tenant named as such in this Lease for the payment of all rental obligations hereunder, including any additional rent, and for the due performance of all the obligations, terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the balance of the Term of this Lease and the obligation of such original Tenant under this Lease shall continue in full force and effect as the obligation of a principal.

   (b) Waste. Not to dump, flush or in any way introduce any prohibited waste,
       -----
hazardous substances, or toxic substances into the septic, sewerage or other waste disposal system serving the Premises or generate, store or dispose of hazardous substances in or around the Premises or dispose of hazardous substances from the Premises to any other location except in compliance with applicable Environmental Laws in each such case. "Hazardous substances" as used in this section shall be as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. paragraph 9601, et seq. and regulations adopted pursuant to said Act.

    If Tenant's storage, use or disposal of any Hazardous Substances in, on or adjacent to the Premises results in any contamination of the Premises, the soil or surface or groundwater requiring remedial, removal or cleanup action under Environmental Laws (as defined hereinafter), Tenant agrees to undertake such action with regard to contamination caused by Tenant, in accordance with cleanup standards promulgated or proposed under Environmental Law. For purposes of this
Section 7.09, "Environmental Laws" shall mean any Federal, State or local statute, law, regulation, ordinance, code, policy, standard or rule of common law in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or hazardous materials.

7.3 Affirmative Covenants of Landlord.
    ---------------------------------

    (a) Compliance with Law. Landlord covenants that the Premises and the
        -------------------
Building, and the fixtures and appurtenances thereto, do conform or that Landlord will promptly cause them prior to the Commencement Date hereof to conform to all Legal Requirements and all requirements of any Board of Underwriters, rating bureau or similar organization, and the requirements of the carriers of all insurance furnished or carried by Landlord on or relating to the Premises or Building.

    (b) Maintenance. Landlord shall at all times keep the parking lots and
        -----------
common areas free of snow and ice and shall maintain in a good condition and repair the parking lots and grounds of the Property.

                                 ARTICLE VIII
                                 ------------

                                   Insurance
                                   ---------

8.1 Public Liability Insurance.
    --------------------------

   (a) Landlord agrees to maintain in full force throughout the Term of this Lease a policy of public liability insurance covering property damage, injuries and death occurring within the Building and the Premises ("Landlord's Policy"). Landlord's Liability Policy shall be in at least the amount of the Initial Public Liability Insurance specified in Exhibit B and a duplicate original or certificate of Landlord's Liability Policy shall be delivered to Tenant from time to time upon the request of Tenant. Landlord agrees that, if it shall be capable of doing so without additional cost to Landlord, it shall cause Tenant to be named as an additional insured party on such policy or policies of insurance.

    (b) Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, and throughout the Term of this Lease, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of public liability insurance ("Tenant's Liability Policy"). Tenant's Liability Policy shall name Tenant as an insured and Landlord shall be named as an additional insured. Tenant's Liability Policy shall be in at least the amount of the Initial Public Liability Insurance specified in Exhibit B.

8.2 Casualty Insurance. Landlord shall obtain and maintain in effect at all
    ------------------
times insurance on the Building against loss or damage by fire, casualty and such other risks as are insurable under available standard forms of fire and extended coverage insurance for one hundred percent (100%) of the Full Insurable Value thereof, with a deductible or deductibles not to exceed Fifteen Thousand Dollars ($15,000). Landlord agrees that it shall cause Tenant to be named as an additional insured party on such policy or policies of insurance. Landlord shall provide to Tenant, upon request of Tenant made from time to time, a certificate or certification evidencing that such insurance has been procured and is in full force and effect. Such policy shall be non-cancellable and non-amendable with respect to the Tenant without thirty (30) days' prior written notice to Tenant.

8.3 Waiver of Subrogation. Landlord and Tenant mutually agree that any property
    ---------------------
damage insurance carried by either shall provide for the waiver by the insurance carrier of any right of subrogation against the other, and they further mutually agree that, with respect to any damage to property, the loss from which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss to the extent of the insurance proceeds paid with respect thereto.

8.4 Insurance Company. All such insurance shall be maintained with companies
    -----------------
reasonable acceptable to each of the parties and well rated by a recognized national rating organization.

8.5 Blanket Policies. The policies may be carried under blanket policies
    ----------------
maintained by Tenant if they comply with the provisions of this subsection.

8.6 Initial Policy. The policies to be maintained at all times hereunder shall
    ------------
contain coverage and provisions at least equal to those shown on Exhibit B.

8.7 Insurance Certificates. Each Party shall deliver to the other promptly after
    ---------------------
this Lease commences, insurers' certificates evidencing all insurance that such party must maintain under this Lease, and, within thirty (30) days before any such insurance expires, other certificates evidencing its renewal.

                                  ARTICLE IX
                                  ----------

                                Indemnification
                                ---------------

    Tenant hereby indemnifies, and shall protect and hold Landlord harmless from and against all liabilities losses, claims, demands, costs, expenses, and judgments of any nature arising, or alleged to arise, from or in connection with the following: (a) any injury to, or the death of, any person or loss or damage to property on or about the Premises or Property arising from or connected with the Tenant's use of the Premises during the Term; (b) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof by or at the request of Tenant.

    Landlord hereby indemnifies and shall protect and hold Tenant harmless from and against all liabilities, losses, claims, demands, costs, expenses, including reasonable attorneys' fees, and judgments of any nature arising, or alleged to arise, from or in connection with any injury to, or the death of any person or loss or damage to property on or about the Property arising from or connected with the performance by Landlord, its employees, agents or servants of any of its obligations under this Lease or arising out of the gross negligence or willful misconduct of the Landlord, its employees, agents or servants.

    Notwithstanding the foregoing, Landlord and Tenant hereby release each other from liability for loss or damage occurring on or to the Premises or the Building or to contents of either thereof, caused by fire or other hazards covered by fire and extended coverage insurance policies which are maintained as provided for in Article VIII and each waives all rights of recovery against the other for such loss or damage.

                                   ARTICLE X
                                   ---------
                Right of First Refusal To Rent Additional Space
                -----------------------------------------------

   If at any time during any term of this Lease all or any portion of the World Gym Space, being Space A as shown on Exhibit A, is free of that tenant's existing leasehold interest, Tenant shall have a first right and option to lease said space. Landlord shall immediately notify the Tenant in writing as and when Space A becomes vacant and shall offer to lease Space A to the Tenant. Tenant shall have a period of thirty (30) days from the receipt of the notice to exercise its option to lease Space A. If the option is exercised in writing within the thirty (30) day period, then this Lease shall be amended to include Space A as part of the Premises of this Lease for the balance of the Initial Term and the Extended Term at the same per square foot price paid for Basic Rent and Additional Rent and upon all other terms and conditions as set forth in this Lease.

                                  ARTICLE XI
                                  ----------

                           Condemnation and Casualty
                           -------------------------

11.1 Condemnation or Insurance Awards. Tenant hereby assigns to Landlord any
     --------------------------------
award or payment on account of any Taking which is payable in connection with the Property. However, Tenant shall be entitled to that portion of the net award representing payment for its leasehold interest, Tenant's improvements, trade fixtures, moving expenses, business interruption, or loss of profits. All amounts paid pursuant to an agreement with a condemning authority in connection with any Taking shall be deemed to constitute an award on account of such Taking. This Lease shall control the rights of both parties in any such award, and any contrary provision of any present or future law is hereby waived.

    In the event of fire or other destruction to such property, Landlord agrees to immediately collect or cause to be collected the insurance proceeds and to thereupon turn them over to an Insurance Trustee to be agreed upon between the parties, to be disbursed for the Restoration of the Premises by the Tenant as provided for herein.

11.2 Notice. If there is any damage to or destruction of the Property or if any
     ------
proceedings or negotiations are instituted which do or may result in a Taking, each party will promptly give notice thereof to the other, describing its nature and extent.

11.3 Restoration. Subject to subsection 11.8, Tenant will, upon receipt of the
     -----------
Net Award from the Insurance Trustee, promptly commence and complete Restoration of the Premises in accordance with plans and specifications to be prepared by Tenant. Within ninety (90) days after the occurrence, Tenant shall prepare plans and specifications reflecting the requisite nature and scope of the Restoration improvements and submit copies of them to

Landlord for its approval. The plans and specifications shall be deemed approved by Landlord unless it notifies Tenant, within ten (10) days after receipt, of any reasonable objections to them, and specifies the nature of the objections. Landlord shall not unreasonably withhold, delay or condition its approval of the final plans and specifications.

11.4 Contractor Bids, Contracts. Within ten (10) days after Landlord has
     --------------------------
approved or is deemed to have approved the plans and specifications, Tenant shall solicit a bid from one or more reputable and responsible contractors selected by the Tenant for the construction and completion of the Restoration improvements, which bid request shall require the bid to be submitted within a reasonable time. Within thirty (30) days after receipt of bid(s), Tenant shall designate the contractor who has submitted the bid acceptable to the Tenant to construct the Restoration improvements and shall thereafter forward to Landlord a copy of the general construction contract to be executed by Tenant.

11.5 Completion Date. The Insurance Trustee shall turn over to Tenant the Net
     ---------------
Award held by it in conformance with the provisions of the construction contract as work progresses upon request of the Tenant and Tenant shall diligently proceed with the construction of the Restoration improvements and shall complete them within the time period provided for in the construction contract, but this date shall be extended for all delays in construction resulting from causes provided for in Section 15.5 hereof.

11.6 Work Standards and Completion. Tenant shall cause the general contractor to
     -----------------------------
construct the Restoration improvements in a good and workmanlike manner and in material compliance with plans and specifications and all Legal Requirements.

11.7 Landlord Inspection and Work. During the course of construction, Landlord
     ----------------------------
or its representatives may enter upon the Premises after notice at all reasonable times for the purpose of inspecting the construction to determine that the work is being completed in accordance with the plans and specifications and General Construction Contract.

11.8 Termination Events. A Material Taking shall be a Taking of all of the
     ------------------
Property or such portion which Tenant determines shall render the remaining Premises unsuitable for Tenant's continued use and occupancy. This Lease, at the election of the Tenant, made within thirty (30) days of (i) a Material Taking shall terminate as of the date of the occurrence of the Material Taking, or (ii) a casualty loss or damage if the damage or destruction occurs during the last three (3) years of the Initial Term or during the last three (3) years of the Extended Term. In any such event, the Basic Rent, Additional Rent, and other payments to be made by Tenant shall be apportioned as of the date of the occurrence or Taking and Tenant shall have no obligation to commence any Restoration and all Casualty Insurance proceeds obtained pursuant to Section 8.2 hereof shall be retained by the Landlord.

11.9 Tenant's Failure to Restore. If Tenant does not commence Restoration in
     ---------------------------
accordance with the terms herein, or does not prosecute the Restoration with due diligence, except if such failure is excusable due to Force Majeure, Landlord, upon sixty (60) days' notice to Tenant, may either (i) commence and complete Restoration at Landlord's expense, in which event Tenant shall make the Net Award available to Landlord for such purpose, or (ii) terminate this Lease, unless within said sixty (60) day period Tenant shall prosecute the Restoration with due diligence.

11.10 Rent Abatement. Upon damage or destruction to the Property or upon its
      --------------
Taking which does not result in termination of the Lease, the Basic Rent, Additional Rent, and all other payments to be made by Tenant hereunder shall abate as of the date of the occurrence. In the case of partial damage, destruction or Taking which does not cause Tenant to discontinue use of the Premises, the above payments shall be equitably apportioned.

                                  ARTICLE XII
                                  -----------

                             Defaults and Remedies
                             ---------------------

12.1 Events of Default.
     -----------------

    (a) If Tenant shall default in the performance of any of its obligations to pay rent, Annual Basic or Additional, hereunder and if such default shall continue for fifteen (15) days after receipt by Tenant written notice from Landlord designating such default, or if within sixty (60) days after receipt by Tenant of written notice from Landlord to Tenant specifying any other default or defaults, Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) if any assignment shall be made by Tenant for the benefit of creditors, or (c) if Tenant's leasehold interest shall be taken on execution, or
(d) if a petition is filed by Tenant or any guarantor of Tenant for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of the Bankruptcy Act as then in force and effect, or (e) if an involuntary petition under any of the provisions of said Bankruptcy Act is filed against Tenant or any guarantor of Tenant and such involuntary petition is not dismissed within sixty (60) days thereafter, then, and in any of such cases, after the expiration of the applicable notice and grace period provided for herein, Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without demand but after notice to quit and with process of law enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant at the Premises, and repossess the same as of Landlord's former estate.

12.2 Remedies. If there is any default under the above Section 12.1 specified
     --------
beyond any applicable notice or cure period provided for herein, then and in any of said events, the Landlord may at that time, in its sole discretion, elect to terminate this Lease, and in the event of such termination, may at any time thereafter without re-entry recover possession thereof in the manner prescribed by the statute relating to summary process; it being understood and agreed that no demand for the rent and no re-entry for condition broken, as at common law, shall be necessary to enable the Landlord to recover such possession pursuant to the statute relating to summary process, but that all right to any such demand or any such re-entry is expressly waived by the Tenant; and it is hereby further agreed between the parties hereto that whenever this Lease shall terminate, either by lapse of time or by virtue of any of the express provisions herein, or otherwise, the Landlord shall not be liable to the Tenant for any part of the rentals paid by the Tenant under the terms of this Lease.

12.3 Any suit brought to collect the deficiency for any month shall not prejudice in any way Landlord's rights to collect the deficiency for any subsequent month by a similar proceeding. Landlord may make all alterations, repairs, replacements, and decorations in the Premises that it, in its sole judgment, considers advisable and necessary for the purpose of reletting the Premises. Such action by Landlord shall not operate or be construed to release Tenant from its liability under this Lease. Landlord shall use its best effort to mitigate all damages and to relet the Premises if there is any Event of Default by Tenant resulting in a termination of lease or a repossession of the Premises. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to or less than the amount of the loss or damages referred to above.

12.4 Remedies Cumulative. Any and all rights and remedies which Landlord may
     -------------------
have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

12.5 Landlord's Right to Cure Defaults. If Tenant shall default in the
     ---------------------------------
performance of any covenant required to be performed by it under the Lease, Landlord may, but shall not be obligated to, cure or perform the same for the account and at the expense of the Tenant at any time, following thirty (30) days' prior written notice to the Tenant, except in cases of emergency when no notice could be reasonably provided, and whenever the Landlord so elects, all reasonable and necessary costs and expenses incurred by the Landlord, including reasonable attorneys' fees, in curing a default or performing the obligations of the other shall be paid within thirty (30) days of receipt of invoices by the Tenant.

12.6 Effect of Waivers of Default. No consent or waiver, express or implied, by
     ----------------------------
Landlord to or of any breach of any covenant, condition or duty of Tenant shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

                                 ARTICLE XIII
                                 -------------
                          Option to Purchase Property
                          ---------------------------

    At the time of the execution of this Lease Agreement, the Landlord shall execute and deliver to the Tenant the Option Agreement and Notice of Option Agreement attached as Exhibit D.

                                  ARTICLE XIV
                                  -----------

                          Representations by Landlord
                          ---------------------------

    Landlord covenants, warrants and represents that (i) it is the owner in fee simple absolute of the Property and Premises situated therein and has good and marketable title thereto; (ii) Landlord has full right and lawful authority to execute this Lease for the term, in the manner, and upon the conditions and provisions herein contained; (iii) there is no deed or lease restriction or other legal impediment to the use of the Premises for the purposes for which they are let hereunder; (iv) Landlord is a partnership duly formed, validly existing and in good standing under the laws of the State of Connecticut; (v) neither the execution by Landlord of this Lease nor the performance by Landlord of the terms hereof will conflict with or violate any other agreement or instrument or any writ, order or decree to which Landlord is a party or by which Landlord is bound; (vi) there is no litigation currently pending or, to the best of Landlord's knowledge, threatened against Landlord or any partner or affiliate of Landlord which could adversely affect Landlord's ability to perform any of its obligations hereunder; (vii) so long as Tenant is not in default hereunder, Landlord agrees to execute landlord's waivers in form and content reasonably satisfactory to Landlord in conjunction with the financing of Tenant's improvements, fixtures, inventory and equipment; and (viii) neither World Gym, Inc., nor any other third party has any option or right to lease any portion of the Premises nor claim thereto.

                                  ARTICLE XV
                                  ----------
                           Miscellaneous Provisions
                           ------------------------

15.1 Notice from One Party to the Other. Any notice from Landlord to Tenant or
     ----------------------------------
from Tenant to Landlord shall be deemed duly served if delivered by hand, if mailed by registered or certified mail, if sent by courier, if to Tenant, at the Original Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. Service of notice, however, is subject to the condition subsequent that there is proof that the party to whom the notice is sent actually received the notice.

15.2 Quiet Enjoyment. Landlord agrees that upon Tenant's paying the rent and
     ---------------
performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Lease Term without any manner of hindrance or molestation from Landlord or anyone claiming under or through Landlord, subject, however, to the terms of this Lease and to any mortgage which may be superior to this Lease.

15.3 Lease Not to be Recorded. The parties agree that they will not record this
     ------------------------
Lease, but will execute and record the short form Notice of Lease and Option attached as Exhibit G.

15.4 Bind and Inure: Limitation of Landlord's Liability. The obligations of this
     --------------------------------------------------
Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the original Landlord named herein shall only be liable for obligations accruing before the beginning of the Lease Term, and thereafter during the period that the Property shall be owned by the original Landlord.

15.5 Force Majeure. In any case where either party hereto is required to do any
     -------------
act (other than Tenant's obligation to pay rent) delays caused by or resulting from Acts of God, war civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations or other causes beyond such party's reasonable control shall not be counted in determining the time during which such act shall be completed, whether such time be designated by a fixed date, a fixed time or "a reasonable time".

15.6 Applicable Law and Construction. This Lease shall be governed by and
     -------------------------------
construed in accordance with the laws of the State of Connecticut. If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law. There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

15.7 Investment Tax Credit. It is the parties' intent that Tenant shall at all
     ----------------------
times be considered the owner and original user of all fixtures, trade fixtures, equipment,and other property upon or used in connection with the Premises and that Tenant shall be entitled to and may claim an investment tax credit in accordance with any applicable provisions of the Internal Revenue Code.

15.8 Time of Essence. Time is expressly declared to be of the essence of this
     ---------------
Lease.

15.9 Entire Agreement. This Lease supersedes all agreements previously made
     ----------------
between the parties relating to its subject matter. There are no other understandings or agreements between them.

15.10 Arbitration. Any controversy or claim arising out of or relating to this
      -----------
Lease shall be conclusively settled by arbitration in New Haven, Connecticut in accordance with the commercial arbitration rules of the American Arbitration Association and judgment upon the award obtained in such arbitration may be rendered in any court having jurisdiction thereof, and such determination shall not be subject to judicial review.

15.11 Nondisturbance Agreement. Upon execution of the herein Lease Agreement,
      ------------------------
Landlord shall provide to Tenant a fully executed "Subordination, Nondisturbance and Attornment Agreement" in form and manner as set forth in Exhibit E hereto, from each mortgagee or other lien holder whose lien shall encumber either the Premises or the Property.

15.12 Estoppel Certificates. Within thirty (30) days following any written
      ---------------------
request which Landlord or Tenant (the "Requesting Party") may make from time to time to the other party hereto (the "Responding Party"), the Responding Party shall execute and deliver to the Requesting Party, mortgagee or prospective mortgagee, a sworn statement certifying as to: (a) the Commencement Date of this Lease, (b) the fact that this Lease is unmodified and is in full force and effect, or if there have been modifications hereto, that this Lease is in full force and effect, as modified (and attaching a copy of such modifications), (c) the date to which the Base Rent has been paid, the amount of such Base Rent, Tenant's Proportionate Share and Tenant's current monthly payments on account of estimated Operating and Tax

Expenses, (d) the fact that there are no current defaults under this Lease nor any events or conditions which, with notice or the lapse of time or both, would constitute a default, by the Responding Party or, to the best of the Responding Party's knowledge, the Requesting Party, except as specified in the Responding Party's statement, (e) the extent to which any options to extend the Term or expand the Premises have been exercised by Tenant, (f) the amount of any Security Deposit held by Landlord, (g) the fact that Tenant has not assigned, pledged or transferred any interest in the Lease or sublet any portion of the Premises or, if Tenant has so assigned, pledged, transferred or sublet, the extent of such assignment, pledge, transfer or subletting, (h) to the best of the Responding Party's knowledge, all of Landlord's obligations with respect to the installation of improvements to the Premises to prepare them for Tenant's use have been satisfied (or the extent to which they have not been satisfied),
(i) that (if the Responding Party is Tenant) no actions, whether voluntary or otherwise, are pending against Tenant under any bankruptcy laws of the United States or any state thereof, and (j) such other matters reasonably requested by the Requesting Party.

15.13 Moving Expenses. Tenant agrees to contribute up to Eighty-five Thousand
      ---------------
Dollars ($85,000) toward all of Landlord's costs incurred in connection with the relocation of the two (2) existing tenants.

15.14 Signage. Tenant, at its sole cost and expense, may erect and maintain such
      -------
signage on the exterior of the Building and on the Property as Tenant may elect, provided only that all such signage shall comply with all applicable building and zoning requirements.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first written above.


Signed, sealed and delivered
    in the presence of:

                                        COMMERCIAL BUILDING ASSOCIATES

                                        By  /s/ Charles E. Weber, Jr.
                                            ------------------------
                                            Charles E. Weber, Jr.
                                            General Partner


                                        By  /s/ Alfred J. Secondino
                                            ------------------------
                                            Alfred J. Secondino
                                            General Partner

                                         NEUROGEN CORPORATION

                                         By  /s/ Steve Davis
                                             ----------------------------
                                             Its Vice President - Finance


STATE OF CONNECTICUT )
                     :         ss.                   Branford  July 26, 1995
COUNTY OF NEW HAVEN  )

      Personally appeared Charles E. Weber, Jr., a General Partner of Commercial Building Associates, signer and sealer of the foregoing instrument, and he acknowledged the same to be his free act and deed as such general partner, and the free act and deed of said Commercial Building Associates, before me.

                                             /s/ Stanley Josephson
                                             ----------------------------------
                                             Commissioner of the Superior Court

STATE OF CONNECTICUT )
                     :           ss.                 Branford  July 26, 1995
COUNTY OF NEW HAVEN  )

      Personally appeared Alfred J. Secondino, a General Partner of Commercial Building Associates, signer and sealer of the foregoing instrument, and he acknowledged the same to be his free act and deed as such general partner, and the free act and deed of said Commercial Building Associates, before me.

                                             /s/ Stanley Josephson
                                             ----------------------------------
                                             Commissioner of the Superior Court

STATE OF CONNECTICUT )
                     :          ss.                  Branford  July 26, 1995
COUNTY OF NEW HAVEN  )

      Personally appeared Steve Davis, V.P. Finance of Neurogen Corporation, signer and sealer of the foregoing instrument, and he acknowledged the same to be his free act and deed as such officer, and the free act and deed of said Neurogen Corporation, before me.
                                              /s/ Tracey Maculaitis
                                              ---------------------------------
                                              Notary Public